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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 25, 2023
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Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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Item 1.01.	Entry into a Material Definitive Agreement.
On July 25, 2023, Anywhere Real Estate Inc., a Delaware corporation (the “Company”), Anywhere Real Estate Group LLC (formerly known as Realogy Group LLC), a Delaware limited liability company (the “Issuer”), and Anywhere Co-Issuer Corp. (formerly known as Realogy Co-Issuer Corp.), a Florida corporation (the “Co-Issuer” and together with the Issuer, the “Issuers”), Anywhere Intermediate Holdings LLC, a Delaware limited liability company (“Intermediate Holdings”), and the subsidiary guarantors party thereto (the “Subsidiary Guarantors”) entered into an exchange agreement (the “Exchange Agreement”) with funds managed by Angelo, Gordon & Co., L.P., a Delaware limited partnership (the “Significant Noteholder”), which holds $273 million aggregate principal amount, or approximately 14.4% of the Issuers’ 5.75% Senior Notes due 2029 and 5.25% Senior Notes due 2030 (collectively the “Unsecured Notes”) and holds approximately 8.6% of the Company’s common stock, par value $0.01 per share. Pursuant to the Exchange Agreement, the Significant Noteholder agreed to exchange (the “Private Exchange”) all $273 million in aggregate principal amount of its Unsecured Notes for $218 million in aggregate principal amount of 7.000% Second Lien Senior Secured Notes due 2030 (the “New Notes”), representing $800 aggregate principal amount of New Notes for each $1,000 aggregate principal amount of the Unsecured Notes exchanged, subject to the terms and conditions thereof.
In connection with the Private Exchange, the Significant Noteholder will receive a structuring premium of 0.75% of the aggregate principal amount of the Unsecured Notes the Significant Noteholder exchanges for New Notes. The Exchange Agreement contains representations and warranties, covenants and closing conditions customary for transactions of this type. Additionally, the Significant Noteholder agreed that it would not object to, delay, impede, or take any other action to interfere with acceptance, implementation, or consummation of a contemplated exchange offer for a portion of the remaining Unsecured Notes on similar terms.
The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement, a copy of which will be filed as Exhibit 10.1 on an amendment to this Current Report and is incorporated herein by reference.
The New Notes will be issued under an indenture, by and among the Issuers, the Company, Intermediate Holdings, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee and as collateral agent. The Private Exchange is expected to close on or about August 24, 2023.
The New Notes will be sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The Company will not receive any cash proceeds from the issuance of the New Notes issued in the Private Exchange.

Item 2.02.	Results of Operations and Financial Condition.
On July 25, 2023, the Registrants announced their financial results for the quarter ended June 30, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
Litigation Update
The Company wishes to provide an update to certain matters described within Note 7 – “Commitments and Contingencies” to the condensed consolidated financial statements of the Company’s previously filed Form 10-Q for the three months ended March 31, 2023 (“Note 7”).
The Company disputes the allegations against it in the actions disclosed below and in Note 7, including outstanding antitrust and Telephone Consumer Protection Act (TCPA) litigation. The Company believes it has substantial defenses against plaintiffs’ claims and is vigorously defending these actions.

Antitrust Litigation
Burnett, Hendrickson, Breit, Trupiano, and Keel v. The National Association of Realtors, Realogy Holdings Corp., Homeservices of America, Inc., BHH Affiliates LLC, HSF Affiliates, LLC, RE/MAX LLC, and Keller Williams Realty, Inc. (U.S. District Court for the Western District of Missouri).
The parties have conducted various court-ordered mediations, the most recent of which took place on July 21, 2023. A jury trial is scheduled for October 2023, but the Court has set a back-up trial date of February 2024 in the event a pending interlocutory appeal by one of the defendants to the U.S. Court of Appeals to the Eighth Circuit remains outstanding.
Nosalek, Hirschorn and Hirschorn v. MLS Property Information Network, Inc., Realogy Holdings Corp., Homeservices of America, Inc., BHH Affiliates, LLC, HSF Affiliates, LLC, RE/MAX LLC, and Keller Williams Realty, Inc. (U.S. District Court for the District of Massachusetts).
On June 30, 2023, the MLS Property Information Network, Inc. filed a motion for preliminary approval of a settlement covering sellers who paid, and/or on whose behalf sellers’ brokers paid, buyer-brokers commissions during the settlement class period (defined as January 15, 1997, through and including the date of final judgment and order of dismissal) in connection with the sale of residential real estate listed on the centralized listing database of MLS Property Information Network, Inc. The corporate defendants, including the Company, are not a party to the motion or settlement. The settlement, if finally approved by the Court, requires MLS Property Information Network, Inc. to eliminate the requirement that a seller must offer compensation to a buyer-broker and to change various other rules to give sellers various notices and rules relating to negotiation of buyer-broker compensation. In addition to the foregoing injunctive relief, MLS Property Information Network, Inc. has agreed to pay $3 million into a settlement fund to fund plaintiffs’ legal costs incurred in this litigation. The motion for preliminary approval of the settlement is pending.
Telephone Consumer Protection Act Litigation
Bumpus, et al. v. Realogy Holdings Corp., et al. (U.S. District Court for the Northern District of California, San Francisco Division).
On April 24, 2023, the Court vacated the April 27th hearing and pretrial conference and the jury trial set to commence on May 15, 2023, and on May 25, 2023 set a jury trial date for January 29, 2024 and a pretrial conference for January 11, 2024. Plaintiffs’ motion to narrow the classes, as well as other pre-trial motions, remain pending.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
99.1	Press Release dated July 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: July 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: July 25, 2023

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).